UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 22, 2020

STEWART INFORMATION SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1360 Post Oak Blvd, Suite 100, Houston, Texas 77056

(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

A press release issued by Stewart Information Services Corporation on July 22, 2020, regarding financial results for the six months ended June 30, 2020, is attached hereto as Exhibit 99.1, and is incorporated herein by reference. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit No.	Description

99.1	Press release of Stewart Information Services Corporation dated July 22, 2020, reporting financial results for the six months ended June 30, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION (Registrant)

By:	/S/ David C. Hisey
(David C. Hisey, Chief Financial Officer, Secretary and Treasurer)

Date: July 22, 2020